See Reverse Side for Restrictive Legends

Incorporated under the Laws of the State of Delaware



NUMBER 0

SHARES 0

AVENUE THERAPEUTICS, INC.

This Certifies that SPECIMEN is the registered holder of ______ Shares of the Common Stock of the above Corporation

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______ day of ______ A.D. 20__

Lucy Lu, President

Robyn Hunter, Secretary

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF THE CORPORATION AND ANY AMENDMENTS THERETO, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, ASSENTS. A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE SHARES OF THE CORPORATION AND UPON THE HOLDERS THEREOF MAY BE OBTAINED BY ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF THE CORPORATION. THE BYLAWS OF THE CORPORATION CONTAIN RESTRICTIONS ON THE TRANSFER OF SHARES OF THE CORPORATION.

For Value Received, _____ hereby sell, assign and transfer unto ____________________

____________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________

____________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated __________ A.D. 20____

In presence of

____________________ ____________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.